1 Strategically Positioning Truist Insurance Holdings for Long-Term Success Bill Rogers – Chairman & CEO Mike Maguire – CFO John Howard – Chief Insurance Officer Truist Financial Corporation February 16, 2023

2 Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the financial condition, results of operations, business plans and the future performance of Truist. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” “would,” “could” and other similar expressions are intended to identify these forward-looking statements. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) Truist’s goal to improve pre-provision net revenue and operating leverage, (ii) the impact of Truist’s enhanced focus on KPIs on total shareholder return, (iii) Truist’s ability to perform well through a range of economic scenarios, and (iv) Truist’s goal to produce strong growth and profitability. Forward-looking statements are not based on historical facts but instead represent management’s expectations and assumptions regarding Truist’s business, the economy, and other future conditions. Such statements involve inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As such, Truist’s actual results may differ materially from those contemplated by forward-looking statements. While there can be no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those contemplated by forward-looking statements include the following, without limitation, as well as the risks and uncertainties more fully discussed in Item 1A-Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 and in Truist’s subsequent filings with the Securities and Exchange Commission: – changes in the interest rate environment, including the replacement of LIBOR as an interest rate benchmark, could adversely affect Truist’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital, cash flows, and liquidity; – Truist is subject to credit risk by lending or committing to lend money, may have more credit risk and higher credit losses to the extent that loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral, and may suffer losses if the value of collateral declines in stressed market conditions; – inability to access short-term funding or liquidity, loss of client deposits or changes in Truist’s credit ratings could increase the cost of funding or limit access to capital markets; – general economic or business conditions, either globally, nationally or regionally, may be less favorable than expected, including as a result of supply chain disruptions, inflationary pressures and labor shortages, and instability in global geopolitical matters, including due to an outbreak or escalation of hostilities, or volatility in financial markets could result in, among other things, slower deposit or asset growth, a deterioration in credit quality, or a reduced demand for credit, insurance, or other services; – the monetary and fiscal policies of the federal government and its agencies, including in response to rising inflation, could have a material adverse effect on the economy and Truist’s profitability; – the effects of COVID-19 adversely impacted the Company’s operations and financial performance and similar adverse impacts resulting from pandemics could occur in future periods; – risk management oversight functions may not identify or address risks adequately, and management may not be able to effectively manage credit risk; – there are risks resulting from the extensive use of models in Truist’s business, which may impact decisions made by management and regulators; – deposit attrition, client loss or revenue loss following completed mergers or acquisitions may be greater than anticipated; – Truist could fail to execute on strategic or operational plans, including the ability to successfully complete or integrate mergers and acquisitions; – increased competition, including from (i) new or existing competitors that could have greater financial resources or be subject to different regulatory standards or compliance costs, and (ii) products and services offered by non-bank financial technology companies, may reduce Truist’s client base, cause Truist to lower prices for its products and services in order to maintain market share or otherwise adversely impact Truist’s businesses or results of operations; – failure to maintain or enhance Truist’s competitive position with respect to new products, services and technology, whether it fails to anticipate client expectations or because its technological developments fail to perform as desired or do not achieve market acceptance or regulatory approval or for other reasons, may cause Truist to lose market share or incur additional expense; – negative public opinion could damage Truist’s reputation and adversely impact business and revenues; – regulatory matters, litigation or other legal actions may result in, among other things, costs, fines, penalties, restrictions on Truist’s business activities, reputational harm, negative publicity, or other adverse consequences; – Truist faces substantial legal and operational risks in safeguarding personal information; – evolving legislative, accounting and regulatory standards, including with respect to climate, capital, and liquidity requirements, and results of regulatory examinations may adversely affect Truist’s financial condition and results of operations; – increased scrutiny regarding Truist’s consumer sales practices, training practices, incentive compensation design, and governance could damage its reputation and adversely impact business and revenues; – accounting policies and processes require management to make estimates about matters that are uncertain, including the potential write down to goodwill if there is an elongated period of decline in market value for Truist’s stock and adverse economic conditions are sustained over a period of time; – Truist faces risks related to originating and selling mortgages, including repurchase and indemnity demands from purchasers related to representations and warranties on loans sold, which could result in an increase in the amount of losses for loan repurchases; – there are risks relating to Truist’s role as a loan servicer, including an increase in the scope or costs of the services Truist is required to perform without any corresponding increase in servicing fees or a breach of Truist’s obligations as servicer; – Truist’s success depends on hiring and retaining key teammates, and if these individuals leave or change roles without effective replacements, Truist’s operations could be adversely impacted, which could be exacerbated in the increased work-from-home environment as job markets may be less constrained by physical geography; – Truist’s operations rely on its ability, and the ability of key external parties, to maintain appropriate-staffed workforces, and on the competence, trustworthiness, health and safety of teammates; – Truist faces the risk of fraud or misconduct by internal or external parties, which Truist may not be able to prevent, detect, or mitigate; – security risks, including denial of service attacks, hacking, social engineering attacks targeting Truist’s teammates and clients, malware intrusion, data corruption attempts, system breaches, cyber-attacks, which have increased in frequency with geopolitical tensions, identity theft, ransomware attacks, and physical security risks, such as natural disasters, environmental conditions, and intentional acts of destruction, could result in the disclosure of confidential information, adversely affect Truist’s business or reputation or create significant legal or financial exposure; and – widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism and pandemics), and the effects of climate change, including physical risks, such as more frequent and intense weather events, and risks related to the transition to a lower carbon economy, such as regulatory or technological changes or shifts in market dynamics or consumer preferences, could have an adverse effect on Truist’s financial condition and results of operations, lead to material disruption of Truist’s operations or the ability or willingness of clients to access Truist’s products and services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, Truist undertakes no obligation to revise or update any forward-looking statements.

3 Non-GAAP information This presentation contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Truist’s management uses these “non-GAAP” measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. The Company believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. Truist’s management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the types of non-GAAP measures used in this presentation: Adjusted Performance Measures - The adjusted performance measures, including adjusted net income available to common shareholders and adjusted diluted EPS are non-GAAP in that they exclude merger-related and restructuring charges, other selected items, and amortization of intangible assets, as applicable to tangible measures. Truist’s management uses these measures in their analysis of the Corporation’s performance. Truist’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges. Pre-Provision Net Revenue (PPNR) - Pre-provision net revenue is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the provision for credit losses and provision for income taxes. Adjusted pre-provision net revenue is a non-GAAP measure that additionally excludes securities gains (losses), merger-related and restructuring charges, amortization of intangible assets, and other selected items. Truist’s management believes these measures provide a greater understanding of ongoing operations and enhances comparability of results with prior periods. Tangible Common Equity and Related Measures - Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. Insurance Holdings Adjusted EBITDA - EBITDA is a non-GAAP measurement of operating profitability that is calculated by adding back interest, taxes, depreciation, and amortization to net income. Truist’s management also adds back merger-related and restructuring charges, incremental operating expenses related to the merger, and other selected items. Truist’s management uses this measure in its analysis of the Corporation’s Insurance Holdings segment. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods and insurance brokerage peers, as well as demonstrates the effects of significant gains and charges.

4 Executive summary Overview  Truist Insurance Holdings (TIH) is the 6th largest U.S. insurance broker with scale, strong organic growth, and attractive operating margins  Selling 20% minority stake in TIH (excluding Premium Finance) to Stone Point Capital and co-investors at a $14.75B aggregate valuation  $9.75B common equity value and $5.0B intercompany preferred equity  Represents 17.2x 2022 adjusted EBITDA and 27.4x 2022 adjusted earnings  Forward-focused transaction to support growth  Stone Point represents a blue-chip investor with a strong track record and expertise in the financial institutions and insurance brokerage industry  Strong alignment on strategy and vision Strategic Rationale  New ownership structure, combined with significant expertise of Stone Point, creates additional opportunities to support growth  Highlights significant value of insurance business  Strengthened incentive program improves ability to attract, incent, and retain top talent and realize TIH’s full potential  Preserves strategic flexibility and future upside in TIH  Continued focus on Integrated Relationship Management (IRM) Financial Impact  Creates +32 bps of CET1 capital  +6% tangible book value per share accretion  Enhances EPS growth potential  Truist will continue to consolidate TIH, providing strong ongoing benefits

5 Insurance brokerage industry backdrop Source: S&P Global, Nasdaq, and Capital IQ. Market data as of 2/10/23. 1 Represents 2022 LTM as of 3Q compared to FY 2021 2 Represents the median multiple of publicly traded regional banks: CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, USB, and ZION 3 Represents the median multiple of publicly traded insurance brokers: AJG, AON, BRP, BRO, RYAN, MMC, and WTW Firm Pricing Rapidly Consolidating Industry Increasing Valuation Differential 4% 4% 5% 4% 4% 5% 6% 5% 2% 10% 5% '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 Total Consolidated P&C Premium YoY Growth 1 Global Announced Acquisitions in Last 10 Years Number of Announced Insurance Brokerage Transactions 325 358 477 512 576 597 585 626 693 838 811 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 Price / LTM EPS Insurance Brokers and Regional Banks 2 3 Current Multiple Differential: 14.8x 10-Year Median Multiple Differential: 6.8x Current Multiple Differential Percentile: 84% 10.5x 25.3x Feb-13 Feb-15 Feb-17 Feb-19 Feb-21 Feb-23 Regional Banks Insurance Brokers

6% 9% 4% 12% 7% 2018 2019 2020 2021 2022 Teammates 9,000+ Overview of Truist Insurance Holdings (TIH) 6 1 Transaction and historical financials includes insurance brokerage business and excludes premium finance; all metrics as of FY 2022 2 See non-GAAP reconciliations in the attached appendix 6th Largest broker in the US 1922 Founded 100+ Successful acquisitions Premiums $45B+250+ US offices Wholesale / Retail revenue mix 60% / 40% TIH Locations Retail Wholesale Southeast powerhouse with national coverage and expansion opportunities NM MD TX OK KS NE SD NDMT WY CO UT ID AZ NV WA CA OR KY NY PA MI NH MACT VA WV OH IN IL TN AL AR LA MO IA MN WI GA MS VT NJ DE ME RI HI FL SC NC TIH Key Facts1 Contribution to Truist1 13% of Total Revenue 35% of Fee Income 8% of Adjusted Net Income to Common2 Exceptional Financial Track Record1 22% 24% 27% 29% 28% 2018 2019 2020 2021 2022 $401 $512 $597 $767 $860 2018 2019 2020 2021 2022 EBITDA2 ($ MM) EBITDA Margin ~19% CAGR 6% points increase Organic Growth ~8% average annual

 Inflation / social inflation  Increased risks  P&C  Climate change  Cyber IRM Opportunities TIH is an industry leader 71 Source: Business Insurance magazine; TIH also includes annuity revenue and Premium Finance Insurance Brokerage Rankings1 Multiple Levers for Growth Rank Company 2021 U.S. Brokerage Revenue ($ B) 1 Marsh & McLennan $9.3 2 Aon $5.5 3 Arthur J. Gallagher $4.7 4 Willis Towers Watson $4.5 5 Brown & Brown $3.0 6 TIH $2.9 7 Acrisure $2.7 8 Alliant Insurance Services $2.6 9 Hub International $2.4 10 USI Insurance Services $2.1  Truist clients:  10MM Retail  400K Commercial  30K Middle market  350K Wealth  2K CIB (only ~5- 10% penetration today)  Strong alignment of industry verticals between TIH and CIB  Investments in talent, delivery model, and technology  Scale industry verticals and grow underpenetrated verticals in Retail  Broad acquisition appetite across TIH’s diversified business model Macro Drivers Organic Growth Future M&A Favorable Business Mix Compared to Competition TIH 40% / 60% Peer median 76% / 24%

Summary of key terms

Investment Terms	Valuation	– $14.75B aggregate value
		  – Common equity value: $9.75B
		  – Preferred equity issued to Truist: $5.0B

	Investment size	– $1.95B
	Investor ownership in TIH	– 20% minority stake; investment to be made by Stone Point Capital, in partnership with co-investors including Mubadala Investment Company *(collectively referred to as "Stone Point")*
	Investment type	– Secondary sale of Truist's common equity ownership of TIH – Cash proceeds from sale received by Truist
	Preferred	– $5.0B of intercompany debt-like preferred equity – Issued to Truist from TIH; earnings consolidated by Truist – Truist receives a fixed dividend of 8.25%
	Warrants	– 3.75% coverage on fully diluted equity value *(strike price equal to current valuation)*; in the event of an IPO, convert into warrants in the public company *(warrants are structured as profits interest)*
Governance	TIH board composition	– Truist to designate 4 of 5 the Board seats in TIH; 1 seat to be designated by Stone Point

	Future exit rights	– Truist has the right to conduct a subsequent transaction at any time
		  – If Truist conducts an IPO or a sale, Stone Point would have return protections
		– Stone Point has the right to request Truist to explore a sale or IPO after 6.5 years
		  – In lieu of a sale or IPO, Truist has the right to buy the stake back at fair market value
		  – Stone Point receives additional rights relating to its representation on TIH's board and with respect to its control of a potential IPO or sale process if no liquidity event within 8 years

	Consent rights	– Stone Point has customary minority investor consent rights
Stone Point Capital Overview	STONE POINT CAPITAL	– Stone Point Capital is a leading alternative investment management firm with significant experience within the financial services industry – Long-term client of Truist – 25+ year history with more than 150 investments – Strong focus within the insurance distribution and bank verticals; Stone Point has committed over $10B to insurance-related and bank investments

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Highlighting the significant value of TIH and Truist 9 Note: Market data as of 2/10/23 1 Represents TIH valuation based on minority stake investment 2 Represents the median multiple of regional banks: CFG, CMA, FITB, HBAN, KEY, MTB, PNC, RF, USB, and ZION 3 Implied value of Truist ex. TIH based on current Truist price / 2022 EPS multiple of 9.7x applied to Truist 2022 adjusted earnings less TIH earnings Addresses Multiple Differential of Business Segments… …Highlighting Value of TIH and Truist 27.4x 10.5x 9.7x TIH Valuation Regional Bank Median Truist Current (Price / 2022 EPS, x) Valuation Multiples 1 2 $59 $74$14.75 Implied Value of Truist ex. TIH Value of TIH Implied Truist Market Value ($ B) Illustrative Truist Sum-of-the-Parts Valuation 3 1 15% higher than current market cap $64 Current market cap

Strong capital generation 10 1 Reflects Stone Point’s 20% common equity ownership plus dilution impact from warrants 2 Assumes reinvestment of cash proceeds at 4.00% Strong Capital Generation Accretive to Tangible Book Value CET1 Ratio Tangible Book Value Per Share Preserving future flexibility 9.0% 9.3% Truist Pro Forma +32 bps EPS Neutral Transaction Initially; Accretion Over Time $4.96 $4.96 Truist Pro Forma ($, 2022) 1 $18.04 $19.07 Truist Pro Forma +6% Treatment of Noncontrolling Interest − Above-the-line − Truist continues to consolidate TIH − No impacts to P&L line items with exception of higher interest income from reinvestment of proceeds − No changes to fee income contribution from TIH given consolidation accounting − Below-the-line − Minority stake sale creates noncontrolling interest (NCI) equal to 23% of TIH net income1 − NCI impact entirely offset by reinvestment of proceeds2 GAAP $4.43 Adjusted Earnings Per Share

Conclusion 11 Transaction Terms Compelling Strategic Rationale Attractive Financial Impacts  New ownership structure, combined with significant expertise of Stone Point, creates additional opportunities to support growth  Highlights significant value of insurance business  Strengthened incentive program improves ability to attract, incent, and retain top talent and realize TIH’s full potential  Preserves strategic flexibility and future upside in TIH  Continued focus on Integrated Relationship Management (IRM)  Creates +32 bps of CET1 capital  +6% tangible book value per share accretion  Enhances EPS growth potential  Truist will continue to consolidate TIH, providing strong ongoing benefits

AppendixAppendix

13 TIH key historical financial metrics1 1 Transaction and historical financials includes insurance brokerage business and excludes premium finance; all metrics as of FY 2022. Adjusted financials excludes merger-related charges. See non-GAAP reconciliations in the attached appendix Historical Financial Metrics Adjusted Excluding Merger-Related Charges ($ MM) 2020 2021 2022 Revenue 2,225 2,652 3,089 Noninterest expense (excluding D&A) 1,628 1,885 2,229 EBITDA 597 767 860 Amortization and depreciation 72 106 132 Pre-tax income 525 661 728 Provision for income taxes 131 150 180 Net income 394 511 548 Other items 2 4 10 Net income available to common shareholders 392 507 538 Key Ratios / Additional Items EBITDA margin 26.8% 28.9% 27.8% Organic revenue growth 4.3% 11.6% 7.4% TIH net income available to common ex. taxes 523 657 718

Illustrative pro forma financial impacts

Illustrative Financial Statement Impact

($MM)	Truist Current	Minority Stake Sale	Reinvestment of Proceeds[1]	Pro Forma
Balance Sheet				
Cash and securities	150,935	1,538	-	152,473
Common equity	53,841	1,340	-	55,181
Noncontrolling interest	23	54	-	77
Capital				
CET1 ratio *(%)*	9.0	-	-	9.3
TBV per share *($)*	18.04	-	-	19.07
2022 Adjusted Earnings Impact[2]				
Pre-tax pre-provision revenue	10,107	-	62	10,169
Pre-tax income	8,747	-	62	8,809
Tax expense	1,764	(24)	15	1,755
Net income	6,983	24	47	7,054
Noncontrolling interest attribution	7	70[3]	-	77
Preferred dividends	333	-	-	333
Net income to common	6,643	(46)	47	6,644
Earnings per share *($)*	4.96			4.96

Illustrative Net Transaction Capital & Cash

($MM)	
Stake sale amount	1,950
Noncontrolling interest / allocated book value	(54)
Pre-tax benefit to common equity *(excess over allocated book value)*	1,896
Income tax: current taxes due	(387)[4]
Income tax: deferred tax liability	(143)
Estimated transaction expenses	(25)
Net common equity created	1,340
Net after-tax cash proceeds reinvested	1,538[5]

Illustrative Earnings Impact *(Pre-Reinvestment)*

($MM)	
TIH earnings excl. taxes	718
Preferred dividend paid to TFC	(413)
Pre-distribution earnings of TIH	305
% of earnings attributable to NCI *(%)*	23%
Earnings attributable to NCI	(70)
Tax expense savings	24
Earnings impact	(46)

1 Assumes reinvestment of cash proceeds at 4.00%
2 Pro forma financial impacts for earnings items shown relative to 2022 adjusted financials for illustrative purposes and 12/31/2022 for balance sheet. Transaction includes insurance brokerage business and excludes premium finance; all metrics as of FY 2022. Represents adjusted financials excluding merger-related and restructuring charges and other selected items
3 Noncontrolling interest attribution based on 23% of pre-distribution earnings of TIH partnership *(allocated pre-tax)*; 23% includes impact of minority stake and warrants
4 Based on tax basis of TIH of $2.6B
5 Net after-tax cash proceeds reinvested based on stake sale amount of $1.95B less current cash taxes due of $387MM less estimated transaction expenses of $25MM

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A-15 Year ended Dec. 31, 2022 Net income available to common shareholders - GAAP $ 5,927 Merger-related and restructuring charges 393 Securities (gains) losses 54 Loss (gain) on early extinguishment of debt (30) Incremental operating expenses related to the merger 356 Gain on redemption of noncontrolling equity interest (57) Net income available to common shareholders - Adjusted $ 6,643 Weighted average shares outstanding - diluted 1,338,462 Diluted EPS - GAAP $ 4.43 Diluted EPS - adjusted1 4.96 Non-GAAP reconciliations Truist Diluted EPS ($ MM, except per share data, shares in thousands) Year ended Dec. 31, 2022 Net income $ 6,267 Provision for credit losses 777 Provision for income taxes 1,402 Taxable-equivalent adjustment 142 Pre-provision net revenue2 $ 8,588 PPNR $ 8,588 Merger-related and restructuring charges, net 513 Gain (loss) on early extinguishment of debt (39) Incremental operating expense related to the merger 465 Amortization of intangibles 583 Securities (gains) losses 71 Gain on redemption of noncontrolling equity interest (74) Pre-provision net revenue - adjusted2,3 $ 10,107 Truist Pre-Provision Net Revenue ($ MM) 1 The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist’s management uses this measure in their analysis of the Corporation’s performance. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. 2 Pre-provision net revenue is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the provision for credit losses and provision for income taxes. Adjusted pre-provision net revenue is a non-GAAP measure that additionally excludes securities gains (losses), merger-related and restructuring charges, amortization of intangible assets, and other selected items. Truist’s management believes these measures provide a greater understanding of ongoing operations and enhances comparability of results with prior periods.

A-16 Non-GAAP reconciliations Truist Calculations of Tangible Common Equity ($ MM, except per share data, shares in thousands) As of / Quarter Ended Common shareholders' equity $ 53,841 Less: Intangible assets, net of deferred taxes 29,908 Tangible common shareholders' equity(1) $ 23,933 Outstanding shares at end of period 1,326,829 Common shareholders' equity per common share $ 40.58 Tangible common shareholders' equity per common share(1) 18.04 1 Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Non-GAAP reconciliations

Insurance Holdings EBITDA[1,2]
($ MM)

	2018	2019	2020	2021	2022
Total revenue	$ 1,859	$ 2,096	$ 2,225	$ 2,652	$ 3,089
Pre-tax income	$ 311	$ 447	$ 510	$ 633	$ 673
Merger-related and restructuring charges, net	17	27	14	28	54
Amortization and depreciation	73	76	72	106	132
EBITDA	$ 401	$ 512	$ 597	$ 767	$ 860
EBITDA Margin	21.6%	24.4%	26.8%	28.9%	27.8%

Adjusted Historical Financials Ex. Merger-Related Charges[2]
($ MM)

	2020	2021	2022
Total revenue	$ 2,225	$ 2,652	$ 3,089
Noninterest expense *(excluding D&A)*	1,642	1,913	2,284
Merger-related and restructuring charges, net	(14)	(28)	(54)
Noninterest expense ex. MRCs *(excluding D&A)*	1,628	1,885	2,229
EBITDA *(ex. MRCs)*	597	767	860
Net income available to common, reported	381	486	497
Add-back MRC *(assumes 24% tax rate)*	11	21	41
Net Income *(ex. MRCs)*	$ 392	$ 507	$ 538

1 EBITDA is a non-GAAP measurement of operating profitability that is calculated by adding back interest, taxes, depreciation and amortization to net income. Truist's management also adds back merger-related and restructuring charges, incremental operating expenses related to the merger, and other selected items. Truist's management uses this measure in its analysis of the Corporation's Insurance Holdings segment. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods and insurance brokerage peers, as well as demonstrates the effects of significant gains and charges.

2 Excludes Premium Finance

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